Commitment	12 Months Ended
Dec. 31, 2023
Disclosures Of Commitments [Abstract]
Commitment
40	Commitment

(a)	Financing guarantee commitments
The Group provides financing guarantees services to individuals and small and micro-business owners who successfully obtain loans through the Group’s platform. The following table sets forth the balance of such commitment under the financing guarantee contracts for which the Group does not consolidate the underlying loans.

	As of December 31,
	2022	2023
	RMB’000	RMB’000
Financing guarantee commitments	68,502,938	54,903,487

(b)	Capital commitments
On November 13, 2023, the Group entered into a share and purchase agreement with OCFT and the Virtual Bank, pursuant to which OCFT conditionally agreed to sell, and the Group conditionally agreed to acquire the Virtual Bank through the sale and purchase of the entire issued share capital of the indirect holding company of the Virtual Bank, Jin Yi Tong Limited, at a consideration of HK$933 million in cash.